Exhibit 99.1

Intercontinental Exchange Enters into Definitive Agreement to Acquire Black Knight

Adding Black Knight’s integrated solutions significantly strengthens ICE’s mortgage technology ecosystem; extends track record of digitizing vital networks

ATLANTA, NEW YORK & JACKSONVILLE – May 4, 2022 – (BUSINESS WIRE) – Intercontinental Exchange, Inc. (NYSE: ICE), a leading global provider of data, technology, and market infrastructure, today announced it has entered into a definitive agreement to acquire Black Knight, Inc. (NYSE: BKI), a software, data and analytics company that serves the housing finance continuum, including real estate data, mortgage lending and servicing, as well as the secondary markets. The cash and stock transaction values Black Knight at $85 per share, or a market value of $13.1 billion, and builds on ICE’s position as a provider of end-to-end electronic workflow solutions for the rapidly evolving U.S. residential mortgage industry.

The definitive agreement has been unanimously approved by the Boards of Directors of both companies.

Black Knight, based in Jacksonville, Florida, has approximately 6,500 employees and is a long-time driver of innovation in the mortgage industry. The company provides a comprehensive and integrated ecosystem of software, data, and analytics solutions serving the real estate and housing finance markets. The Black Knight ecosystem adds value for clients of all sizes across the mortgage and real estate lifecycles by helping organizations lower costs, increase efficiencies, grow their businesses, and reduce risk.

The addition of Black Knight’s technology solutions, real estate and mortgage-related data assets, leading analytics, and its team of mortgage and technology professionals complements and strengthens ICE’s rapidly growing mortgage technology business. The combination will result in improvements in the mortgage lending process for borrowers and lenders by increasing automation and efficiencies that lower the cost of obtaining a mortgage, while harnessing data that can help current homeowners lower their monthly payments and lessen the likelihood of default.

“Since our founding in 2000, ICE’s simple mission has been to make analog and opaque financial transactions more digital and transparent, beginning with commodity markets, extending across a large array of asset classes, and most recently working to help streamline the mortgage industry,” said Jeffrey C. Sprecher, Founder, Chair and CEO of Intercontinental Exchange. “Black Knight shares our passion for leveraging technology to serve customers and households, and, with our expertise in operating networks and marketplaces, our planned acquisition will bring to life a true end-to-end solution for the mortgage manufacturing and servicing ecosystem, benefitting aspiring and current homeowners across the United States.”

“Black Knight has been on a successful journey to transform the mortgage industry by providing our clients with powerful, interconnected solutions that help them achieve greater efficiency and better serve their customers,” said Anthony M. Jabbour, Chairman and CEO of Black Knight, Inc. “We believe this combination is the right next step in that journey. Black Knight and ICE share a common vision and commitment to deliver a better experience for our clients and the stakeholders we serve, and to ultimately streamline the homeownership process. By combining our expertise, we can deliver significant benefits to our clients and consumers by improving and streamlining the process of finding a home, as well as obtaining and managing a mortgage.”

“This transaction will benefit ICE, Black Knight, and our collective shareholders,” said Warren Gardiner, Chief Financial Officer of Intercontinental Exchange. “Black Knight’s high-growth, recurring revenue stream will further complement our “all weather” business model, while the strength of ICE’s balance sheet, and our combined cash flows, position this transaction to be accretive to adjusted earnings per share1 in the first full year.”

The transaction is expected to close in the first half of 2023, following the receipt of regulatory approvals, Black Knight stockholder approval, and the satisfaction of customary closing conditions.

Key Financial Metrics:

•	Transaction valued at $85 per share, or a total market value of $13.1 billion, with consideration in the form of a mix of cash (80%) and stock (20%).

•	Cash consideration of $10.5 billion expected to be funded with newly issued debt and cash on hand at the time of close.

•	Stock consideration valued at approximately $2.6 billon based on ICE 10-day VWAP as of May 2, 2022 of $118.09.

•	Black Knight shareholders can elect to receive either cash or stock, subject to proration, with the value of the cash election and the stock election equalized at closing.

•	Enterprise value of approximately $16 billion represents ~15x fully synergized 2022 Black Knight adjusted EBITDA[2].

•	Expect to realize cost synergies of $200 million, with one-third realized by year one, two-thirds by year three, and full synergies realized by year five.

•	Expect to realize revenue synergies, net of related costs, of approximately $125 million by year five.

•	Expected Black Knight transaction IRR of 10%

•	Expect that the acquisition of Black Knight will be accretive to adjusted EPS[1] in the first full year post-close.

•

Transaction expected to close in the first half of 2023, subject to satisfaction of customary conditions including receipt of Black Knight stockholder approval and Hart-Scott-Rodino (HSR) review and clearance.

Goldman Sachs and Co., LLC and Wells Fargo Securities, LLC are serving as lead financial advisors to Intercontinental Exchange, and Shearman & Sterling LLP and Morgan Lewis & Bockius LLP are serving as legal advisors to Intercontinental Exchange. J.P. Morgan Securities LLC is serving as the exclusive financial advisor to Black Knight and Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Black Knight.

[1]

Adjusted earnings per share (EPS) excludes amortization of acquisition-related intangibles, acquisition and integration expenses and the impact of equity earnings from unconsolidated investees, net of tax.

[2]

2022 adjusted EBITDA represents the midpoint of Black Knight’s FY22 adjusted EBITDA guidance range of $786 million to $803 million, burdened for stock-based compensation and adjusted for full synergies of $325 million.

Conference Call Information

ICE will review the details of the transaction alongside the Company’s first quarter results on a previously scheduled conference call on May 5, 2022, at 8:30 a.m. ET. A live audio webcast of the conference call will be available on the company’s website at www.theice.com in the investor relations section. Participants may also listen via telephone by dialing 844-512-2926 from the United States or 412-317-6300 from outside the United States. Telephone participants are required to provide the participant entry number 9429379 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company’s website for replay.

About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds and operates digital networks to connect people to opportunity. We provide financial technology and data services across major asset classes that offer our customers access to mission-critical workflow tools that increase transparency and operational efficiencies. We operate exchanges, including the New York Stock Exchange, and clearing houses that help people invest, raise capital and manage risk across multiple asset classes. Our comprehensive fixed income data services and execution capabilities provide information, analytics and platforms that help our customers capitalize on opportunities and operate more efficiently. At ICE Mortgage Technology, we are transforming and digitizing the U.S. residential mortgage process, from consumer engagement through loan registration. Together, we transform, streamline and automate industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located here. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

About Black Knight

Black Knight, Inc. (NYSE:BKI) is an award-winning software, data and analytics company that drives innovation in the mortgage lending and servicing and real estate industries, as well as the capital and secondary markets. Businesses leverage our robust, integrated solutions across the entire homeownership life cycle to help retain existing customers, gain new customers, mitigate risk and operate more effectively.

Our clients rely on our proven, comprehensive, scalable products and our unwavering commitment to delivering superior client support to achieve their strategic goals and better serve their customers. For more information on Black Knight, please visit www.blackknightinc.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about Black Knight, Inc.’s (“BKI”) or Intercontinental Exchange, Inc.’s (“ICE”) plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition of BKI by ICE (the “Transaction”), including future financial and operating results, BKI’s or ICE’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, the expected form and timing of debt financing to fund the Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in BKI’s and ICE’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of BKI or ICE to terminate the definitive merger agreement governing the terms and conditions of the Transaction; the outcome of any legal proceedings that may be instituted against BKI or ICE; the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect BKI or ICE or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which BKI and ICE operate; the ability to promptly and effectively integrate the businesses of BKI with those of ICE; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of BKI’s or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; ICE’s ability to complete the contemplated debt financing on a timely basis, on favorable terms or at all; and the impact of the global COVID-19 pandemic on BKI’s or ICE’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause BKI’s or ICE’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm BKI’s or ICE’s results.

All forward-looking statements attributable to BKI or ICE, or persons acting on BKI’s or ICE’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and BKI and ICE do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If BKI or ICE update one or more forward-looking statements, no inference should be drawn that BKI or ICE will make additional updates with respect to those or other forward-looking statements. Further information regarding BKI, ICE and factors which could affect the forward-looking statements contained herein can be found in BKI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC, and in ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC.

Important Additional Information and Where to Find It

In connection with the Transaction, ICE will file with the SEC a Registration Statement on Form S-4 to register the shares of ICE common stock to be issued in connection with the Transaction. The Registration Statement will include a proxy statement of BKI that also constitutes a prospectus of ICE. The definitive proxy statement/prospectus will be sent to the stockholders of BKI seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING BKI, ICE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by BKI or ICE through the website maintained by the SEC at http://www.sec.gov or from BKI at its website, www.blackknightinc.com, or from ICE at its website, www.theice.com. Documents filed with the SEC by BKI will be available free of charge by accessing BKI’s website at www.blackknightinc.com under the tab “Investors” and then under the heading “Financials – SEC Filings” or, alternatively, by directing a request by mail or telephone to Black Knight, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations, (904) 854-5100, and documents filed with the SEC by ICE will be available free of charge by accessing ICE’s website at www.ice.com and following the link for “Investor Relations” or, alternatively, by directing a request by mail or telephone to Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attention: Investor Relations, (770) 857-4700, or by email to investors@ice.com.

Participants in the Solicitation

BKI, ICE, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BKI in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of BKI and ICE and other persons who may be deemed to be participants in the solicitation of stockholders of BKI in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Additional information about BKI, the directors and executive officers of BKI and their ownership of BKI common stock is also set forth in the definitive proxy statement for BKI’s 2022 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 28, 2022, and other documents subsequently filed by BKI with the SEC. Additional information about ICE, the directors and executive officers of ICE and their ownership of ICE common stock can also be found in ICE’s definitive proxy statement in connection with its 2022 Annual Meeting of Stockholders, as filed with the SEC on March 25, 2022, and other documents subsequently filed by ICE with the SEC. Free copies of these documents may be obtained as described above.

No Offer of Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Non-GAAP Measures

This release includes non-GAAP measures that exclude certain items we do not consider reflective of our cash operations and core business performance. We believe that the presentation of these non-GAAP measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These adjusted non-GAAP measures should be considered in context with our GAAP results.

We present expected adjusted EBITDA for Black Knight for the twelve months ended December 31, 2022, fully burdened for stock-based compensation and adjusted for full synergies. Adjusted EBITDA is not a measurement under GAAP in the United States and may not be similar to EBITDA measures of other companies. We believe that Adjusted EBITDA provides useful information to management and investors as an indicator of the operating performance of these businesses. We are not able to forecast the most directly comparable measures calculated and presented in accordance with GAAP. Certain elements of the composition of the GAAP amounts are not predictable, making it impractical for us to forecast. As a result, no GAAP outlook is provided.

Expected Adjusted EBITDA are only estimates and contain forward-looking information. We and Black Knight have made a number of assumptions in preparing these projections, which may or may not prove to be correct. The expected Adjusted EBITDA amounts are subject to various risks and uncertainties, and do not guarantee actual results for the period indicated. Factors, risks and uncertainties that could cause actual results to differ materially from those projected include those in the documents that we file with the SEC. We undertake no obligation to update or revise any of the projections, whether as a result of new information, future developments or otherwise.

Source: Intercontinental Exchange

ICE-CORP

ICE Media Contacts

Josh King

Josh.king@ice.com

(212) 656-2490

Damon Leavell

Damon.Leavell@ice.com

(212) 323-8587

ICE Investor Contact

Mary Caroline O’Neal

marycaroline.oneal@ice.com

(770) 738-2151

Black Knight Media Contact:

Michelle Kersch

michelle.kersch@bkfs.com

(904) 854-5043

Black Knight Investor Contact:

Steve Eagerton

steven.eagerton@bkfs.com

(904) 527-4470